NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
INTRODUCTION
HOLDINGS OF VOTING SECURITIES
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION AND OTHER INFORMATION
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
INDEPENDENT ACCOUNTANTS
CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING
OTHER MATTERS
EXPENSES OF SOLICITATION
EXHIBIT A

SCHEDULE 14A

(Rule 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement Definitive Additional Materials
Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

COMPASS BANCSHARES

(Name of Registrant as Specified in its Charter)

XXXXXXXXXXXXXXXX

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.

  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: ________________________________________

(2)	Aggregate number of securities to which transaction applies: ________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ____________________________

(4)	Proposed maximum aggregate value of transaction: _______________________________________________

(5)	Total fee paid: ___________________________________________________________________________

  Fee paid previously with preliminary materials. ___________________________________________________

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid: __________________________________________________________________

      (2) Form, Schedule or Registration Statement No.: _________________________________________________

      (3) Filing Party: ___________________________________________________________________________

      (4) Date Filed: ____________________________________________________________________________

[COMPASS BANCSHARES LOGO]

To the Shareholders

of Compass Bancshares, Inc.

March 16, 2001

      In connection with the annual meeting of shareholders of Compass Bancshares, Inc. (the “Corporation”), to be held on April 16, 2001, we enclose a Notice of Annual Meeting of Shareholders and Proxy Statement containing information concerning those matters which are to be considered at the meeting.

      Detailed information concerning the Corporation’s activities and operations during fiscal year 2000 is contained in our annual report, which is also enclosed.

      You are cordially invited to attend the annual meeting in person. Please sign and return the form of proxy in the enclosed postage-prepaid envelope or vote electronically via the internet or telephone in accordance with the instructions on the proxy card so that your shares can be voted in the event you are unable to attend the meeting. You may, of course, vote in person at the meeting, whether or not you submitted a proxy.

Sincerely yours,

D. Paul Jones, Jr.
Chairman and Chief Executive Officer

Whether or not you plan to attend the annual meeting, please promptly complete, date, sign and mail the accompanying proxy card in the return envelope furnished for that purpose or vote electronically via the internet or telephone in accordance with the instructions on the proxy card.

COMPASS BANCSHARES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held on
April 16, 2001

      The annual meeting of the shareholders of Compass Bancshares, Inc., will be held at the Corporate Headquarters Building, 15 South 20th Street, Birmingham, Alabama, on Monday, April 16, 2001, at 10:00 a.m. (Birmingham, Alabama time) for the following purposes:

l.	To elect three (3) directors, each to serve for a term of three (3) years or until their successors are elected and qualified.

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

      Shareholders of record at the close of business on March 9, 2001, are entitled to notice of and to vote at the meeting.

      Shareholders who do not expect to attend the meeting are requested to sign the enclosed proxy card and return it immediately in the enclosed envelope or vote electronically via the internet or telephone in accordance with the instructions on the proxy card in order that their shares may be represented at the meeting.

By Order of the Board of Directors

Jerry W. Powell
General Counsel and Secretary

Birmingham, Alabama

March 16, 2001

COMPASS BANCSHARES, INC.

Proxy Statement for Annual Meeting of

Shareholders to be Held on April 16, 2001

INTRODUCTION

      This Proxy Statement is furnished to shareholders of Compass Bancshares, Inc., a Delaware corporation (the “Corporation”), in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the annual meeting of shareholders to be held at the executive offices of the Corporation on April 16, 2001, and at any adjournments thereof (the “Annual Meeting”), for the purpose of (i) electing three (3) directors of the Corporation and (ii) transacting such other business as may properly come before the Annual Meeting or any adjournment thereof. The executive offices of the Corporation are located at 15 South 20th Street, Birmingham, Alabama 35233. This Proxy Statement and the accompanying form of proxy, together with a copy of the Corporation’s annual report for the fiscal year 2000, were mailed to shareholders of the Corporation on or about March 16, 2001.

Shareholders Entitled to Vote

      Each holder of record of the Corporation’s common stock as of the close of business on March 9, 2001, will be entitled to vote at the Annual Meeting. Each shareholder will be entitled to one (1) vote on each proposal for each share of common stock of the Corporation held by such shareholder as of such record date. At the close of business on March 9, 2001, there were 127,884,844 shares of the Corporation’s common stock issued and outstanding. Notwithstanding the record date specified above, the stock transfer books of the Corporation will not be closed, and stock may be transferred subsequent to the record date, although all votes must be cast in the names of the shareholders of record as of the record date.

Vote Required

      At the Annual Meeting, a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum for the transaction of business. Assuming the presence of a quorum, directors of the Corporation shall be elected at the Annual Meeting by a plurality of the votes cast, whether in person or by proxy.

      A shareholder may abstain or withhold his vote (collectively, “abstentions”) with respect to each item submitted for shareholder approval. Abstentions will be counted as present for purposes of determining the existence of a quorum but will be counted as not voting in favor of any proposal brought before the Annual Meeting. Since the election of directors is determined by the votes cast at the Annual Meeting, abstentions will not affect such election.

      Generally, a broker is entitled to vote shares held in “street name” on routine matters without instructions from the beneficial owner of such shares. On the other hand, a broker may not be entitled to vote shares held in

“street name” on certain non-routine items absent instructions from the beneficial owner of such shares (a “broker nonvote”). Generally, there will be no “broker nonvotes” in the election of directors, because the election of directors is a matter for which a broker may exercise its discretion.

How to Vote

      A shareholder may vote by mail, by executing and returning the enclosed proxy card, or electronically via the internet or telephone, by following the instructions included with the proxy card.

      If your shares are held in “street name”, please contact your broker or nominee to determine whether you will be able to vote electronically. The deadline for voting electronically is 10:59 p.m. (Birmingham, Alabama time) on April 15, 2001.

Proxies

      After a proxy has been submitted, it may nevertheless be revoked at any time before it has been exercised, but if it is not revoked, the shares represented thereby will be voted by the persons designated in such proxy. Shares represented by the proxies received will be voted in accordance with the instructions therein. In the absence of instructions, proxies will be voted FOR the election of the nominees for directors named herein.

HOLDINGS OF VOTING SECURITIES

      As of December 31, 2000, there was no person known to the Corporation to be the beneficial owner of more than five percent (5%) of the Corporation’s outstanding common shares.

PROPOSAL ONE

ELECTION OF DIRECTORS

      The Board of Directors of the Corporation (the “Board of Directors”) has nominated the three (3) persons named below for election as Class I directors, each to hold office for a term of three (3) years or until their successors shall have been elected and qualified. In the absence of instructions, proxies will be voted FOR the election of these persons. The Board of Directors believes that the nominees will be available and able to serve as directors, but if for any reason any of these persons should not be available or able to serve, the persons named in the proxy may exercise discretionary authority to vote for substitutes proposed by the Board of Directors.

The Board of Directors recommends a vote FOR the election of each of the nominees.

      Certain information about the nominees, directors with unexpired terms, and executive officers who are not also directors or nominees is set forth in the following table. D. Paul Jones, Jr., Chairman of the Board of Directors, is also a director of Compass Bank, the Corporation’s lead bank subsidiary headquartered in Birmingham, Alabama (sometimes referred to herein as “Compass Bank”). Executive officers who are not also directors serve at the discretion of the Board of Directors.

Common Stock Ownership of Directors and Executive Officers

		Shares
	Director or	Beneficially
	Executive Officer	Owned at
	of Corporation	12/31/00	Percent of	Principal Occupation Since January 1,
Name	Since	(1)	Class (1)	1996 and Other Information

Nominees for election to serve until annual meeting in 2004 (Class I)

Charles W. Daniel	1982	490,259 (2)	*	President, Dantract, Inc. (real estate investments). Age 60.

Carl J. Gessler, Jr., M.D.	1998	38,826 (3)	*	Partner, The Heart Center, P.C., Age 45.

D. Paul Jones, Jr.	1978	1,419,071 (4)	1.2	Chairman and Chief Executive Officer of the Corporation and Compass Bank. Director of Golden Enterprises, Inc. Age 58.

Directors elected to serve until annual meeting in 2003 (Class III)

William Eugene Davenport	1993	65,752	*	President and Chief Executive Officer, Russell Lands, Inc. (resort land development, residential construction and building supply stores). Age 60.

Marshall Durbin, Jr.	1971	1,133,106 (5)	*	President, Marshall Durbin Companies, Inc. (poultry processing). Age 69.

		Shares
	Director or	Beneficially
	Executive Officer	Owned at
	of Corporation	12/31/00		Percent of	Principal Occupation Since January 1,
Name	Since	(1)		Class (1)	1996 and Other Information

Directors elected to serve until annual meeting in 2002 (Class II)

James H. Click, Jr.	2000	2,205,068	(6)	1.8	Co-Managing Partner, Tuttle-Click Automotive Team (automobile dealerships). Age 57.

Tranum Fitzpatrick	1989	341,996	(7)	*	Chairman, Guilford Partners, Inc. and Guilford Capital Corporation and President, Empire Rouse, Inc. (real estate investment and development). Age 62.

John S. Stein	1989	126,768		*	Chairman and Chief Executive Officer, Golden Enterprises, Inc. (snack food distribution and sales). Director of Golden Enterprises, Inc. Age 63.

Executive Officers Who Are Not Also Directors of the Corporation or Nominees for Director(8)

James D. Barri	1999	64,903	(9)	*	Executive Vice President— Retail Banking of Compass Bank since 1997, and previously Vice Chairman and Chief Operating Officer, Bank of America Oregon. Age 56.

George M. Boltwood	1999	95,958	(10)	*	Executive Vice President— Corporate Banking of Compass Bank since 1996, and previously State Administrative Officer of Nations Bank of Georgia. Age 51.

D. Stevenson Ferguson, Jr.	1999	74,525	(11)	*	Executive Vice President— Asset Management of Compass Bank since 1996, and previously Senior Vice President and Trust Executive, Nations Bank. Age 49.

E. Lee Harris, Jr.	1999	80,217	(12)	*	Executive Vice President— Human Resources of Compass Bank since 1994. Age 48.

Garrett R. Hegel	1990	175,203	(13)	*	Chief Financial Officer of the Corporation and Compass Bank since 1991. Age 50.

Charles E. McMahen	1990	318,547	(14)	*	Vice Chairman of Compass Bank since 1999, and previously Chairman and Chief Executive of Compass Banks of Texas, Inc. Age 61.

Clayton D. Pledger	1999	56,766	(15)	*	Executive Vice President and Chief Information Officer of Compass Bank since 1998, and previously Midwest Transaction Services Executive, NationsBank Services Company. Age 56.

Jerry W. Powell	1981	180,204	(16)	*	General Counsel and Secretary of the Corporation since 1991 and General Counsel and Secretary of Compass Bank since 1986. Age 51.

		Shares
	Director or	Beneficially
	Executive Officer	Owned at
	of Corporation	12/31/00		Percent of	Principal Occupation Since January 1,
Name	Since	(1)		Class (1)	1996 and Other Information

G. Ray Stone	1996	230,299	(17)	*	Senior Executive Vice President and Chief Credit Policy Officer of the Corporation and Compass Bank since 2000, and previously Senior Vice President and Chief Credit Officer of Compass Bank. Age 57.

Directors, nominees and executive officers as a group (17 persons)		7,097,468		5.8

*	Less than 1%

(1)	A person is deemed to beneficially own securities which he or she has a right to acquire within sixty (60) days (i.e., through the exercise of options, warrants, rights or conversion privileges).

(2)	Includes 38,945 shares held by Mr. Daniel’s wife and children, the beneficial ownership of which is disclaimed. Does not include 2,160,108 shares owned by The Daniel Foundation of Alabama, a charitable foundation for which Mr. Daniel serves as a director.

(3)	Includes 13,402 shares held by Dr. Gessler’s wife and children.

(4)	Includes 220,866 shares subject to options exercisable within sixty (60) days, 41,574 shares allocated to Mr. Jones’ Employee Stock Ownership Plan (“ESOP”)/401(k) Plan account and 310,000 shares owned by a limited liability company, of which Mr. Jones serves as managing member and owns a majority interest.

(5)	Includes 833,383 shares owned by Marshall Durbin Food Corporation, of which Mr. Durbin is Chairman and President.

(6)	All shares are held directly by trusts, of which Mr. Click is a trustee.

(7)	Includes 28,800 shares owned directly by Mr. Fitzpatrick’s spouse and 128,407 shares owned by Empire Rouse, Inc., of which Mr. Fitzpatrick is President, the beneficial ownership of which is disclaimed.

(8)	None of the executive officers listed are members of the Board of Directors of the Corporation. Each of the executive officers listed, other than Mr. Powell, are, and have been since February 1999, members of the Board of Directors of Compass Bank.

(9)	Includes 49,800 shares subject to options exercisable within sixty (60) days and 1,129 shares allocated to Mr. Barri’s ESOP/401(k) Plan account.

(10)	Includes 69,187 shares subject to options exercisable within sixty (60) days and 1,501 shares allocated to Mr. Boltwood’s ESOP/401(k) Plan account.

(11)	Includes 56,911 shares subject to options exercisable within sixty (60) days and 1,409 shares allocated to Mr. Ferguson’s ESOP/401(k) Plan account.

(12)	Includes 47,176 shares subject to options exercisable within sixty (60) days and 1,829 shares allocated to Mr. Harris’ ESOP/401(k) Plan account.

(13)	Includes 80,411 shares subject to options exercisable within sixty (60) days, 9,614 shares allocated to Mr. Hegel’s ESOP/401(k) Plan account and 225 shares owned directly by his child.

(14)	Includes 99,533 shares subject to options exercisable within sixty (60) days and 9,078 shares allocated to Mr. McMahen’s ESOP/401(k) Plan account.

(15)	Includes 44,550 shares subject to options exercisable within sixty (60) days and 1,312 shares allocated to Mr. Pledger’s ESOP/401(k) Plan account.

(16)	Includes 56,094 shares subject to options exercisable within sixty (60) days and 36,277 shares allocated to Mr. Powell’s ESOP/401(k) Plan account.

(17)	Includes 38,631 shares subject to options exercisable within sixty (60) days and 60,234 shares allocated to Mr. Stone’s ESOP/401(k) Plan account.

Remuneration of Directors

      The Corporation pays non-employee directors of the Corporation a monthly retainer of $1,660 and a fee of $1,665 for each meeting of the Board of Directors attended. In addition, members of all committees of the Board of Directors receive $1,000 for each meeting of such committees attended. Chairmen of all committees of the Board of Directors receive a monthly retainer of $100. These monthly retainers and fees are paid in the form of the Corporation’s common stock under the Corporation’s Monthly Investment Plan, which includes provisions for an additional matching contribution from the Corporation of forty-five percent (45%) and a “gross-up” to reimburse the directors for all federal income tax obligations attributable to these retainers, fees and matching contributions.

Meetings of the Board of Directors and Committees

      During fiscal year 2000, the Board of Directors held six (6) regular meetings and no special meetings. All incumbent members of the Board of Directors attended seventy-five percent (75%) or more of the meetings of the Board of Directors and of the committees of the Board of Directors on which they served.

Committees of the Board of Directors

      Messrs. Jones, Chairman, Davenport and Durbin constitute the standing Executive Committee of the Board of Directors, which has the full authority of the Board of Directors to act on all matters between regularly scheduled meetings of the Board of Directors, except as to certain matters of an extraordinary nature. The results of each meeting of the Executive Committee are reported to the full Board of Directors at the next regularly scheduled meeting of the Board of Directors following the meeting of the Executive Committee. The Executive Committee did not meet during fiscal year 2000.

      Messrs. Stein, Chairman, Daniel, Davenport and Gessler constitute the standing Audit Committee of the Board of Directors. The Audit Committee met four (4) times during fiscal year 2000. See “REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS”.

      Messrs. Durbin, Chairman, Daniel and Fitzpatrick constitute the standing Compensation Committee of the Board of Directors. The members of the Compensation Committee are non-employee directors of the Corporation and are ineligible to participate in any of the plans or programs administered by the Compensation Committee. The primary function of the Compensation Committee is to review and approve senior officers’ compensation and to administer the Corporation’s incentive plans. The Compensation Committee met two (2) times during fiscal year 2000.

      Messrs. Durbin, Chairman, Fitzpatrick and Click, constitute the standing Credit Committee of the Board of Directors. The Credit Committee has general supervision over the credit policies of the Corporation and its subsidiaries, establishes the appropriate credit policies for the Corporation and its subsidiaries, and provides appropriate instruction to the officers of the Corporation regarding credit policies and procedures. The Credit Committee met six (6) times during fiscal year 2000.

      The Board of Directors has a standing Nominating Committee which consists of all of the members of the Board of Directors other than Mr. Jones. The Nominating Committee recommends to the Board of Directors the number and names of persons to be proposed by the Board of Directors for election as directors at the annual meeting of the shareholders. It may also recommend to the Board of Directors persons to be appointed by the Board of Directors or to be elected by the shareholders to fill any vacancies which occur on the Board of Directors. The Nominating Committee has no chairman and did not meet during fiscal year 2000. The Nominating Committee will consider nominees recommended by shareholders who may submit nominations to the Nominating Committee, care of the Secretary of the Corporation at the address appearing on the first page of this proxy statement.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires that executive officers and directors of the Corporation file reports of stock ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”) on Forms 3 (initial statement of ownership), 4 (monthly reports), and 5 (annual reports). Based solely upon a review of copies of such reports or representations that no annual reports on Form 5 for fiscal year 2000 were required to be filed by officers or directors, the Corporation believes that Section 16(a) filing requirements applicable to its officers and directors were complied with during fiscal year 2000.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

      The Corporation’s compensation program for executive officers for fiscal year 2000 consisted principally of salaries, cash bonuses and compensation pursuant to certain plans which are described below.

Summary Compensation Information

      The following table sets forth certain information regarding compensation paid by the Corporation and its subsidiaries during fiscal years 1998, 1999, and 2000 for services rendered to the Corporation and its subsidiaries during such fiscal years by the Corporation’s chief executive officer and the Corporation’s four most highly compensated executive officers other than the chief executive officer who were serving in such capacities at the end of fiscal year 2000:

Summary Compensation Table

				Long Term
				Compensation

		Annual
		Compensation		Awards

				Restricted	Securities	All Other
Name and				Stock	Underlying	Compensation
Principal Position	Year	Salary ($)	Bonus ($)(1)	Awards ($)(2)	Options (#)	($)(3)

D. Paul Jones, Jr.	2000	$742,992	$222,898	$504,900	135,000	$41,721	(4)
Chairman and Chief Executive	1999	713,997	228,479	527,436	99,000	60,728	(4)
Officer of the Corporation and Compass Bank	1998	699,985	492,090	514,317	79,116	57,853	(4)

James D. Barri	2000	270,006	55,278	168,300	35,100	5,301	(5)
Executive Vice President—	1999	228,250	47,406	82,524	15,000	5,586	(5)
Retail Banking of Compass Bank	1998	199,000	75,000	0	9,750	2,736	(5)

Garrett R. Hegel	2000	283,338	85,001	94,248	25,200	6,449	(6)
Chief Financial Officer of the	1999	261,660	58,612	96,876	18,000	7,771	(6)
Corporation and Compass Bank	1998	252,487	124,247	104,083	16,011	9,479	(6)

Charles E. McMahen	2000	454,991	104,819	229,730	61,500	25,380	(7)
Vice Chairman	1999	441,984	131,490	243,984	46,500	35,597	(7)
of Compass Bank	1998	413,954	274,632	220,409	33,908	28,409	(7)

Clayton D. Pledger	2000	238,750	102,782	80,784	21,600	11,963	(8)
Executive Vice President	1999	224,167	50,213	82,524	37,500	9,528	(8)
and Chief Information Officer of Compass Bank	1998	198,738	169,856	0	22,500	5,963	(8)

(1)	Other than as set forth below, the bonus amounts shown in this column were paid based on performance rendered during the fiscal years indicated, but the bonuses were paid during the fiscal years immediately following the fiscal years indicated. The bonus amount shown for Mr. Pledger in fiscal year 1998 includes a lump-sum “signing” bonus that was paid to Mr. Pledger at the time he accepted employment with Compass Bank.

(2)	All of the restricted stock awards granted in fiscal year 2000 to the executive officers named above will have fully vested by February 21, 2005. The restricted shares are eligible for accelerated vesting if certain performance goals are met. Dividends will be paid on the restricted stock prior to vesting. The value of the restricted stock awards shown above reflects the number of shares awarded during the fiscal year indicated multiplied by the closing market price of the Corporation’s unrestricted common stock on the date of the award. The following table shows the aggregate number and value of all shares of restricted stock held by the persons identified in the table above as of December 31, 2000:

	Number	Market Value
	of Shares	on 12/31/00

D. Paul Jones, Jr.	59,673	$1,424,693

James D. Barri	12,300	293,663

Garrett R. Hegel	13,634	325,512

Charles E. McMahen	30,976	739,552

Clayton D. Pledger	7,100	169,513

(3)	The amounts shown in this column include annual contributions by the Corporation (i) to the ESOP/401(k) Plan accounts of persons named in the table, (ii) 30% matching contributions by the Corporation with respect to employee contributions for purchases of Corporation common stock under the Corporation’s Monthly Investment Plan (“MIP”), and (iii) matching contributions by the Corporation to the accounts of persons named in the table maintained under the ESOP Benefit Restoration Plan (“Restoration Plan”). The ESOP/401(k) Plan and the MIP are generally available to employees of the Corporation and its subsidiaries. The Restoration Plan is available to select persons whose annual compensation exceeds the $170,000 statutory cap on income which may be considered under the ESOP/401(k) under present Internal Revenue Service regulations.

(4)	Includes contributions by the Corporation under the ESOP/401(k) Plan of $3,400, $7,925, and $8,522 in 2000, 1999, and 1998, respectively, matching contributions made by the Corporation under the MIP of $22,290, $21,420, and $20,998 for 2000, 1999, and 1998, respectively, and matching contributions under the Restoration Plan of $16,031, $31,383, and $28,333 in 2000, 1999, and 1998, respectively.

(5)	Includes contributions by the Corporation under the ESOP/401(k) Plan of $3,400, $5,586, and $0 in 2000, 1999, and 1998, respectively, matching contributions made by the Corporation under the MIP of $0, $0, and $2,736 for 2000, 1999, and 1998, respectively, and matching contributions under the Restoration Plan of $1,901, $0, and $0 in 2000, 1999, and 1998, respectively.

(6)	Includes contributions by the Corporation under the ESOP/401(k) Plan of $3,400, $3,986, and $6,922 in 2000, 1999, and 1998, respectively, matching contributions made by the Corporation under the MIP of $850, $785, and $757 for 2000, 1999, and 1998, respectively, and matching contributions under the Restoration Plan of $2,199, $3,000, and $1,800 in 2000, 1999, and 1998, respectively.

(7)	Includes contributions by the Corporation under the ESOP/401(k) Plan of $3,400, $5,638, and $8,522 in 2000, 1999, and 1998, respectively, matching contributions made by the Corporation under the MIP of $13,650, $13,260, and $12,419 for 2000, 1999, and 1998, respectively, and matching contributions under the Restoration Plan of $8,330, $16,699, and $7,468 in 2000, 1999, and 1998, respectively.

(8)	Includes contributions by the Corporation under the ESOP/401(k) Plan of $3,400, $2,803, and $0 in 2000, 1999, and 1998, respectively, matching contributions made by the Corporation under the MIP of $7,163, $6,725, and $5,963 for 2000, 1999, and 1998, respectively, and matching contributions under the Restoration Plan of $1,400, $0, and $0 in 2000, 1999, and 1998, respectively.

Compensation Pursuant to Plans

      The Corporation has certain compensation plans, described below, pursuant to which benefits may be provided to executive officers of the Corporation.

  Long-Term Incentive Plans

      The Corporation’s shareholders approved the 1982, 1989 and 1996 Long-Term Incentive Plans and the 1999 Omnibus Incentive Compensation Plan (collectively, the “Plans”), which provide for the granting of incentive awards in the form of stock options, stock appreciation rights, performance units, restricted stock, supplemental cash and in such other forms as may be deemed appropriate from time to time under the circumstances. The Plans are administered by the Compensation Committee of the Board of Directors, which has the sole discretion, subject to the terms of the Plans, to determine those employees, including executive officers, eligible to receive awards and the amount and type of such awards. The Compensation Committee also has the authority to interpret the Plans, formulate the terms and conditions of award agreements, and make all other determinations required in the administration thereof. Under the 1982 and 1989 Long-Term Incentive Plans, the Compensation Committee was authorized to grant awards of up to 5,568,750 and 3,375,000 shares, respectively, of the Corporation’s common stock, giving effect to adjustments for capital structure changes. Under the 1996 Long-Term Incentive Plan, the Compensation Committee was authorized to grant awards of up to 4,275,000 shares of the Corporation’s common stock, giving effect to adjustments for capital structure changes. Under the 1999 Omnibus Incentive Compensation Plan, the Compensation Committee was authorized to grant awards of 5,625,000 shares of the Corporation’s common stock, giving effect to adjustments for capital structure changes.

      During fiscal year 2000, the awards made under the Plans to the executive officers named in the Summary Compensation Table above consisted of awards of restricted stock and grants of stock options.

      The following table reflects certain information concerning grants of options to purchase the Corporation’s common stock that were made by the Corporation during fiscal year 2000 to the executive officers of the Corporation named in the Summary Compensation Table above.

Option Grants in Last Fiscal Year

					Potential Realizable
	Individual Grants				Pre-Tax Value at
					Assumed Annual Rates
	Number of				of Stock Price
	Securities	% of Total			Appreciation for
	Underlying	Options Granted	Exercise or		Option Term
	Options	to Employees In	Base Price	Expiration
Name	Granted (#)(1)	Fiscal Year	($/Sh)	Date	5% ($)(2)	10% ($)(2)

D. Paul Jones, Jr.	135,000	8.52%	$16.83	2-21-10	$1,428,880	$3,621,063

James D. Barri	35,100	2.22	16.83	2-21-10	371,509	941,476

Garrett R. Hegel	25,200	1.59	16.83	2-21-10	266,724	675,932

Charles E. McMahen	61,500	3.88	16.83	2-21-10	650,934	1,649,595

Clayton D. Pledger	21,600	1.36	16.83	2-21-10	228,621	579,370

(1)	Options shown in the table above include non-qualified stock options and incentive stock options within the meaning of Section 422 of the Internal Revenue Code. These options were granted under the Corporation’s 1999 Omnibus Incentive Compensation Plan on February 21, 2000 with an exercise price equal to the closing price of the Corporation’s common stock on the grant date. These options become exercisable over a three (3) year period, with 25% immediately exercisable on the date of grant, and 25% exercisable on each of the succeeding three (3) anniversaries of the date of grant.

(2)	The dollar amounts shown are based on certain assumed rates of appreciation and the assumption that the options will not be exercised until the end of the expiration periods applicable to the options. Actual realizable values, if any, on stock option exercises and common stock holdings are dependent on the future performance of the Corporation’s common stock and overall stock market conditions. There can be no assurance that the amounts reflected will be achieved.

     The following table reflects certain information concerning exercises of options with respect to the Corporation’s common stock during 2000, and the value of unexercised options held as of the end of 2000, by the executive officers of the Corporation named in the Summary Compensation Table above:

Aggregated Option Exercises in 2000

and 2000 Year End Option Values

			Number of Securities	Value of
			Underlying	Unexercised In-the-
			Unexercised Options	Money Options at
			at 2000 Year End(#)	2000 Year End($)

	Shares Acquired		Exercisable/	Exercisable/
Name	on Exercise(#)	Value Realized($)	Unexercisable	Unexercisable

D. Paul Jones, Jr.	23,832	$326,812	142,587/170,529	$237,769/$713,306

James D. Barri	0	N/A	34,837/36,263	61,820/185,460

Garrett R. Hegel	3,038	47,204	65,608/31,903	564,453/133,151

Charles E. McMahen	0	N/A	64,056/77,852	108,317/324,951

Clayton D. Pledger	0	N/A	29,775/29,325	38,043/114,129

  Pension Plan

      The Corporation has adopted basic and supplemental retirement plans which, subject to the conditions for vesting, provide retirement benefits based upon credited years of service and average annual compensation during the five (5) consecutive years of benefit service which produces the highest average (“Final Average Annual Compensation”). The following table shows the estimated annual benefits that would be payable upon retirement under the Corporation’s basic and supplemental retirement plans to plan participants, including executive officers, assuming retirement at normal retirement age 65 on January 1, 2001:

Pension Plan Table

Highest	Annual Retirement Benefit if Age 65 in 2001
Average
Earnings-	10 Years	15 Years	20 Years	25 Years	30 Years
Five Years*	Service	Service	Service	Service	Service

$100,000	$14,680	$22,020	$29,360	$36,700	$44,040

200,000	32,680	49,020	65,360	81,700	98,040

400,000	68,680	103,020	137,360	171,700	206,040

600,000	104,680	157,020	209,360	261,700	314,040

800,000	140,680	211,020	281,360	351,700	422,040

1,000,000	176,680	265,020	353,360	441,700	530,040

1,200,000	212,680	319,020	425,360	531,700	638,040

*	Reflects all compensation without regard to statutory limits in qualified plan.

      All employees of the Corporation who have attained age 21 and have worked 1,000 hours or more in their first twelve (12) months of employment or 1,000 hours or more in any calendar year thereafter are eligible to participate in the Corporation’s basic pension plan. However, participation in the supplemental retirement plans is limited to a select group of management or highly compensated employees of the Corporation as determined by the Compensation Committee of the Board of Directors. Each of the executive officers named in the Summary Compensation Table above participates in one of the two supplemental retirement plans. Under most circumstances employees are vested in their retirement benefits under the plans after five (5) years of service. Benefits under the plans are payable monthly commencing on the later of age 65 or the participant’s date of retirement. Eligible participants may retire at reduced benefit levels after reaching age 55.

      The Corporation’s basic pension plan is a tax-qualified defined benefit plan for purposes of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). An individual’s Final Average Annual Compensation under the pension plan is based on a participant’s direct cash compensation (exclusive of bonuses, including any bonuses shown in the Summary Compensation Table above, and commissions) up to certain maximum dollar limits imposed under the Internal Revenue Code. The maximum annual dollar amounts recognized under the basic pension plan were limited to $235,840 for years prior to 1994, $150,000 for years 1994 through 1996, $160,000 for years 1997 through 1999 and $170,000 for years after 1999. The percentage of a participant’s Final Average Annual Compensation payable as annual benefits upon retirement under the pension plan is determined by multiplying the number of years, up to 30, of a participant’s service with the Corporation by 1.8%. Benefits under the pension plan are reduced by Social Security payments at the rate of 1.8% of primary Social Security benefits times years of service up to 30 years. The estimated annual retirement benefits shown in the foregoing table have been reduced by estimated Social Security benefits.

      In 1997, the Corporation adopted both the “Supplemental Retirement Plan” and the “Special Supplemental Retirement Plan” in order to provide key management employees a total retirement benefit equal to the retirement benefit which would have been payable under the basic pension plan but for certain limitations on calculating a participant’s Final Average Annual Compensation imposed under the Internal Revenue Code. While a participant’s Final Average Annual Compensation under the Supplemental Retirement Plan includes additional amounts of direct cash compensation otherwise excluded under the basic pension plan, the Supplemental Retirement Plan, like the pension plan, does not include a participant’s bonuses in such calculations. Such bonuses, however, are included in calculating a participant’s Final Average Annual Compensation under the Special Supplemental Retirement Plan. Both supplemental pension plans operate as unfunded non-qualified deferred compensation arrangements for purposes of ERISA.

      The current estimated years of credited service for each of the executive officers named in the Summary Compensation Table above are as follows: D. Paul Jones, Jr., 22; James D. Barri, 3; Garrett R. Hegel, 11; Charles E. McMahen, 11; and Clayton D. Pledger, 3.

  Change of Control Employment Agreements

      The Corporation entered into change of control employment agreements on December 14, 1994 (the “Agreements”) with each of the individuals named in the Summary Compensation Table above, except for James D. Barri and Clayton D. Pledger, and five additional officers of the Corporation or its subsidiaries. The Corporation and Mr. Barri entered into such an agreement on November 24, 1997, in connection with Mr. Barri’s employment by Compass Bank. The Corporation and Mr. Pledger entered into such an agreement on March 1, 1998, in connection with Mr. Pledger’s employment by Compass Bank.

      Since December 14, 1994, certain other officers of the Corporation or its subsidiaries have also entered into change of control employment agreements with the Corporation. The Agreements are designed to retain such officers and provide for continuity of management in the event of any actual or threatened change in control of the Corporation. The Agreements with the persons named in the Summary Compensation Table above are effective for three (3) year periods and are automatically extended annually for additional one (1) year periods unless notice is given to the contrary. The Agreements are otherwise terminable during their periods of effectiveness only by termination of the executive officer’s employment. Such termination in connection with a change in control of the Corporation (as defined in the Agreements) will entitle an executive officer to benefits under the Agreements. The Agreements require continued employment of an executive officer following a change of control on an equivalent basis to employment immediately before such change of control. In the event that during the three (3) year period following a change of control, the executive officer terminates the executive officer’s employment for good reason (as defined in the Agreements) or, during the 30-day period commencing one (1) year after the change of control, for any reason, or the Corporation terminates the executive officer’s employment without cause (as defined in the Agreements), the executive officer will be entitled to receive an immediate lump sum payment in an amount equal to previously earned but unpaid compensation plus an amount equal to a range of between two (2) and three (3) times the sum of such executive officer’s then-current salary and annual bonus. In addition, the executive will continue to be eligible, together with the executive officer’s family, to receive benefits under the Corporation’s welfare benefit plans (e.g., medical, group life, etc.) for the remainder of the three (3) year term, and any stock options then held by the executive officer pursuant to the Corporation’s Plans shall remain exercisable in accordance with the terms of any stock option agreements between the Corporation and the executive officer, notwithstanding any provision in such option agreements to the contrary.

Compensation Committee Interlocks and Insider Participation

      Directors of the Corporation Charles W. Daniel, Marshall Durbin, Jr. and Tranum Fitzpatrick constitute the Compensation Committee of the Corporation’s Board of Directors. D. Paul Jones, Jr., Chairman and Chief Executive Officer of the Corporation, is a member of the Board of Directors and served, until November 30, 2000, on the Compensation Committee of the Board of Directors of Golden Enterprises, Inc., of which John S. Stein, a director of the Corporation, is President and Chief Executive Officer.

Report of Compensation Committee of the Board of Directors on Executive Compensation

      The Compensation Committee of the Board of Directors is composed entirely of persons who are not also officers of the Corporation or any of its subsidiaries. The Compensation Committee is responsible for reviewing and appraising the compensation of senior officers of the Corporation and administering the Corporation’s incentive plans. See “ELECTION OF DIRECTORS— Committees of the Board of Directors.”

      The base salaries and incentive bonuses of the executive officers of the Corporation, all of whom are also executive officers of Compass Bank, are paid by Compass Bank. Management of the Corporation and Compass Bank are compensated primarily through base salaries, incentive bonuses, and equity-based compensation programs that are designed to reward for long-term strategic management and enhancement of shareholder value.

      The Compensation Committee approves the base salary of the chief executive officer of the Corporation and Compass Bank, as well as the base salaries of other executive officers, based on recommendations to the Compensation Committee from the Human Resources Division of Compass Bank. The base salaries of the chief executive officer and the other executive officers, as approved by the Compensation Committee, are then reported to the full Board of Directors at its next regular meeting following the Compensation Committee’s approval.

      In connection with its recommendations to the Compensation Committee regarding the chief executive officer’s base salary, the Human Resources Division of Compass Bank compiles publicly available data concerning the salaries of the executive officers of financial institutions that are considered peers of the Corporation based on their relative assets. Such data is presented to the Compensation Committee for its consideration at one or more meetings of the Compensation Committee in January or February of each year for salary determinations for the ensuing year. The compensation levels approved by the Compensation Committee with respect to the chief executive officer have generally been at or above the median compensation levels of the other companies surveyed. The Compensation Committee also undertakes a subjective analysis of the executive officers’ base salaries that is not related to any particular established qualitative or quantitative criteria. Based on such objective information and its subjective analysis, the Compensation Committee then determines the executive officers’ base salaries.

      Bonuses paid to the chief executive officer are based on pre-established, objective performance goals which are typically approved by the Compensation Committee or the full Board of Directors at its regular meeting held in the first quarter of each year. For fiscal year 2000, the chief executive officer’s incentive bonus was based solely on the attainment of an earnings per share goal and a return on common equity goal. The bonus paid to the chief executive officer is a variable percentage of his base salary, depending on the extent to which these performance goals are attained. The chief executive officer’s maximum achievable bonus for fiscal year 2000 was 100% of his base salary.

      Bonuses paid to other executive officers (including the persons named in the Summary Compensation Table above) are also based wholly or partially upon the same pre-established, objective performance goals which determine the chief executive officer’s bonus. As in the case of the chief executive officer, bonuses paid to other executive officers based upon attainment of these goals are variable percentages of their base salaries, depending on the extent to which these performance goals are attained. The maximum achievable bonus, based upon these pre-established, objective performance goals, of each of the other executive officers ranged in fiscal year 2000 from 70% to 100% of their base salaries. In addition, the other executive officers may receive bonuses based upon other performance goals related to the departments or divisions of the Corporation or Compass Bank with respect to which they have supervisory responsibility, the performance of the Corporation or Compass Bank as a whole, and their respective individual performances.

      For fiscal year 2000, the Corporation’s chief executive officer and other executive officers were not entitled to any bonus attributable to earnings per share if the Corporation failed to achieve an increase in earnings per share of at least 10% over earnings per share reported for the previous fiscal year. An increase in earnings per share of at least 12% over the previous fiscal year’s earnings per share was required in order for maximum achievable bonuses to be paid to the Corporation’s chief executive officer and others. As a result of an increase in earnings per share in 2000 compared to reported earnings for 1999, the Corporation’s chief executive officer and each of the other named executive officers whose bonus is based in part upon the achievement of earnings per share goals received no bonuses attributable to earnings per share.

      For fiscal year 2000, the Corporation’s chief executive officer and other of the executive officers were not entitled to any bonus attributable to return on common equity if the Corporation failed to achieve a return on common equity of at least 15% and a return on common equity of at least 18% was required in order for the maximum bonus to be paid with respect to return on common equity. As a result of a return on common equity with respect to the Corporation’s common stock in fiscal year 2000 of 18.19%, the Corporation’s chief executive officer and other officers whose bonuses are based in part on return on common equity received their maximum achievable bonuses attributable to return on common equity.

      The Corporation’s Plans provide for grants to the Corporation’s officers and key employees of stock options, stock appreciation rights, restricted stock, performance units and supplemental cash payments. The payment of equity-based compensation to these individuals under the Corporation’s Plans is designed to focus their attention on the enhancement of shareholder value.

      During fiscal year 2000, the Corporation awarded 30,000 shares of restricted stock to Mr. Jones, 10,000 shares of restricted stock to Mr. Barri, 5,600 shares of restricted stock to Mr. Hegel, 13,650 shares of restricted stock to Mr. McMahen and 4,800 shares of restricted stock to Mr. Pledger. The number of shares of restricted stock awarded to these executive officers was determined by the Compensation Committee based upon a subjective assessment of executive officers’ performances, their respective compensation and organization management level in the organization, and other factors. All of the restricted stock awards granted in fiscal year 2000 to the executive officers named above will have fully vested by February 21, 2005. The restricted shares are eligible for accelerated vesting if certain performance goals are met.

      During fiscal year 2000, the Corporation granted options to purchase a total of 1,584,174 shares of the Corporation’s common stock under the 1996 Long-Term Incentive Plan and the 1999 Omnibus Incentive Compensation Plan to employees of the Corporation or its subsidiaries. Among these option grants were grants of incentive and non-qualified stock options to acquire 135,000 shares to Mr. Jones, 35,100 to Mr. Barri, 25,200 shares to Mr. Hegel, 61,500 shares to Mr. McMahen and 21,600 shares to Mr. Pledger. The size of the option grants to these executive officers was determined by the Compensation Committee based upon a subjective assessment of executive officers’ performances, their respective compensation and organization management level in the organization, and other factors. The exercise price of each option equaled the fair market value of the common stock as of the date of grant and the options become exercisable over a three year period, with 25% being exercisable immediately upon grant and 25% becoming exercisable on each of the succeeding three anniversaries of the date of grant. Such options will expire ten (10) years from the date of grant, subject to earlier termination upon termination of employment.

      The Compensation Committee has considered the anticipated tax treatment to the Corporation and to the executive officers of various payments and benefits. In addition, the Compensation Committee is aware that some types of compensation payments and their deductibility (e.g., the spread on exercise of non-qualified options) depends upon the timing of an executive officer’s vesting or exercise of previously granted rights, and that interpretations of and changes in the tax laws and other factors beyond the Compensation Committee’s control also affect the deductibility of compensation. For those and other reasons, the Compensation Committee will not necessarily and in all circumstances limit executive compensation to that deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

     Members of the Compensation Committee

/s/ CHARLES W. DANIEL Charles W. Daniel	/s/ TRANUM FITZPATRICK Tranum Fitzpatrick
/s/ MARSHALL DURBIN, JR. Marshall Durbin, Jr.

Corporate Performance Graph

      The following graph illustrates, for the period commencing December 31, 1995, and ending December 31, 2000, the yearly percentage change in the cumulative total shareholder return on the Corporation’s common stock as compared with the cumulative total returns of the other companies included within the Standard & Poor’s 500 Stock Index and the Standard & Poors Banks (“S&P Banks”) Composite Index. The graph reflects shareholder returns measured by dividing (i) the sum of (A) the cumulative amount of dividends paid between December 31, 1995, and December 31, 2000, assuming dividend reinvestment, and (B) the difference between the closing price of the Corporation’s common stock as reported through the National Association of Securities Dealers, Inc. Automated Quotation System (“NASDAQ”) on December 31, 2000, and December 31, 1995, by (ii) the closing price of the Corporation’s common stock as reported through the NASDAQ on December 31, 1995.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG COMPASS BANCSHARES, INC., THE S & P 500 INDEX
AND THE S & P BANKS COMPOSITE INDEX

	Compass Bancshares, Inc.	S&P 500	S&P Banks Composite

12/95	100	100	100
12/96	124.96	122.96	141.55
12/97	211.79	163.98	204.46
12/98	189.1	210.84	217.98
12/99	171.71	255.22	189.59
12/00	192.45	231.98	223.59

* $100 INVESTED ON 12/31/95 IN STOCK OR INDEX- INCLUDING REINVESTMENT OF DIVIDENDS, FISCAL YEAR ENDING DECEMBER 31.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Some of the executive officers, directors and proposed nominees for director of the Corporation and their affiliates are and have been customers of or had transactions with the Corporation and its subsidiaries in the ordinary course of business. Such transactions include loans made by the Corporation’s subsidiary banks, all of which were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features. Additional transactions may be expected to take place with the subsidiary banks in the ordinary course of business in the future.

During fiscal year 2000, Garrett R. Hegel, Chief Financial Officer of the Corporation, was indebted to the Corporation in connection with a loan for the purpose of, among other things, financing the exercise of options to acquire shares of the Corporation’s common stock. Mr. Hegel’s loan bears interest at the rate of Compass Bank Prime, is payable quarterly with the principal due on demand, and is secured by shares of the Corporation’s common stock. The largest amount of indebtedness outstanding on such loan during fiscal year 2000 was $373,000, and the amount outstanding as of March 10, 2001 was $373,000.

During fiscal year 2000, Jerry W. Powell, General Counsel and Secretary of the Corporation, was indebted to the Corporation in connection with a loan for the purpose of, among other things, financing the exercise of options to acquire shares of common stock of the Corporation. Mr. Powell’s loan bears interest at the rate of Compass Bank Prime, is payable quarterly with the principal due on demand, and is secured by shares of the Corporation’s common stock. The largest amount of indebtedness outstanding on such loan during fiscal year 2000 was $487,800, and the amount outstanding as of March 10, 2001 was $487,800.

During fiscal year 2000, George M. Boltwood, Executive Vice President— Corporate Banking, was indebted to the Corporation in connection with an unsecured loan originated in December 1998. Mr. Boltwood’s loan bears interest at the Compass Bank Prime rate and is payable quarterly with the principal due on demand. The largest amount of indebtedness outstanding on such loan during fiscal year 2000 was $83,633, and the amount outstanding as of March 10, 2001, was $83,633.

During fiscal year 2000, E. Lee Harris, Jr., Executive Vice President— Human Resources, was indebted to the Corporation in connection with a loan for the purpose of, among other things, financing the exercise of options to acquire shares of common stock of the Corporation. Mr. Harris’ loan bears interest at the Compass Bank Prime rate and is payable quarterly with the principal due on demand. The largest amount of indebtedness outstanding on such loan during fiscal year 2000 was $121,269, and the amount outstanding as of March 10, 2001, was $121,269.

INDEPENDENT ACCOUNTANTS

The Board of Directors of the Corporation, upon recommendation of its Audit Committee, has appointed Arthur Andersen LLP as independent accountants to examine the Corporation’s consolidated financial statements for the fiscal year ending December 31, 2001, and to render other professional services as required.

Arthur Andersen LLP has served as independent accountants to the Corporation since August 16, 1999. Representatives of Arthur Andersen LLP will be present at the Annual Meeting, will have the opportunity to make a statement and are expected to be available to respond to questions.

Audit Fees. $303,837 represents the aggregate fees billed for professional services rendered for the audit of the Corporation’s annual financial statements for the most recent fiscal year and the review of the financial statements included in the Corporation’s Forms 10-Q for that fiscal year.

Financial Information Systems Design and Implementation Fees. The Corporation was not billed for fees and did not obtain any of the following services from Arthur Andersen LLP for the most recent fiscal year: (1) directly or indirectly operating, or supervising the operation of, the Corporation’s information system or managing the Corporation’s network, and (2) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Corporation’s financial statements taken as a whole.

All Other Fees. $1,036,108 represents the aggregate fees billed for services rendered by Arthur Andersen LLP, other than services covered in the above two (2) paragraphs, for the most recent fiscal year.

The Audit Committee of the Board of Directors has considered whether the provision of the services covered in the above paragraphs is compatible with maintaining Arthur Andersen LLP’s independence.

CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

Information required by Item 304(a)(1) of Regulation S-K.

(i)	KPMG Peat Marwick LLP was dismissed as the Corporation’s independent accountants effective as of the close of business on August 16, 1999.

(ii)	The reports of KPMG Peat Marwick LLP on the consolidated financial statements of the Corporation at December 31, 1997 and December 31, 1998, and for the three (3) years ended December 31, 1998, contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)	The decision to change accountants was recommended by the Audit Committee of the Board of Directors of the Corporation, and approved by the Board of Directors of the Corporation.

(iv)	In connection with its audits for the two (2) most recent fiscal years and through the date of dismissal there have been no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG Peat Marwick LLP would have caused KPMG Peat Marwick LLP to make reference thereto in its report on the financial statements for such years.

(v)	During the two most recent fiscal years and through the date of dismissal there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

Information required by Item 304(a)(2) of Regulation S-K. The Corporation engaged Arthur Andersen LLP as its new independent accountants as of August 16, 1999. During the two (2) most recent fiscal years and through the date of engagement, the Corporation has not consulted with Arthur Andersen LLP on items regarding either: (1) the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Corporation’s financial statements, or (2) the subject matter of a disagreement or reportable event with the Corporation’s former auditor (as defined in Regulation S-K Item 304(a)(2)).

The Corporation provided a copy of this disclosure to KPMG Peat Marwick LLP and requested that KPMG Peat Marwick LLP provide it with a letter addressed to the SEC stating whether or not it agrees with the statements as set forth above. A copy of that letter, dated August 20, 1999, was filed as Exhibit 16 to the Corporation’s current report on Form 8-K filed August 23, 1999.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Corporation’s accounting functions and internal controls. The Audit Committee is composed of four independent directors and operates under a written charter adopted and approved by the Board of Directors. A copy of the charter is included as Exhibit A to this Proxy Statement. The Board of Directors has determined that each of the members of the Audit Committee is independent as defined under the National Association of Securities Dealers’ listing standards.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2000 (the “Audited Financial Statements”) with the Corporation’s management. In addition, the Audit Committee has discussed with Arthur Andersen LLP, the independent accountants of the Corporation, the matters required to be discussed by Codification of Statements on Accounting Standards No. 61 (“SAS 61”).

The Audit Committee has also received the written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1 and has reviewed, evaluated and discussed with Arthur Andersen LLP its independence from the Corporation. The Audit Committee has also discussed with the management of the Corporation and Arthur Andersen LLP such other matters and received such assurances from them as deemed appropriate by the Audit Committee.

Based on the review and discussion above, the Audit Committee has recommended to the Board of Directors of the Corporation that the Audited Financial Statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

Members of the Audit Committee:

/s/ CHARLES W. DANIEL	/s/ CARL J. GESSLER, JR., M.D.

Charles W. Daniel	Carl J. Gessler, Jr., M.D.

/s/ W. EUGENE DAVENPORT	/s/ JOHN S. STEIN

W. Eugene Davenport	John S. Stein

SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

      Any proposal which a shareholder of the Corporation intends to be presented at the annual meeting of shareholders to be held in 2002 must be received by the Corporation at the address appearing on the first page of this proxy statement on or before November 22, 2001 in order to be considered for inclusion in the Corporation’s proxy statement and form of proxy relating to that meeting. Only proper proposals which are timely received will be included in the proxy statement and form of proxy.

      A shareholder of the Corporation may wish to have a proposal presented at the annual meeting of shareholders to be held in 2002, but not to have such proposal included in the Corporation’s proxy statement and form of proxy relating to that meeting. If notice of any such proposal is not received by the Corporation at the address appearing on the first page of this proxy statement by January 30, 2002, then the Corporation will not address the proposal in its proxy statement relating to that meeting, and all proxies solicited and received by the Corporation will be deemed to have conferred discretionary authority to vote on any such proposal.

OTHER MATTERS

      As of February 5, 2001, the Corporation had not received notice of any matters to be presented at the Annual Meeting, other than as described in this Proxy Statement. Should other matters properly come before the meeting, the persons designated as proxies will vote in accordance with their best judgment on such matters.

EXPENSES OF SOLICITATION

      The cost of soliciting proxies in the accompanying form will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited by directors, officers or other employees of the Corporation or its subsidiaries personally, by telephone or by facsimile or other electronic means, for which no additional compensation will be paid to those persons engaged in such solicitation. The Corporation will reimburse brokers, custodians or other persons holding stock in their names or in the names of nominees for their expenses in forwarding proxy materials to principals and obtaining their instructions. The Corporation has retained Morrow & Co., New York, New York, at an approximate total cost of $10,000, plus out-of-pocket expenses, to assist in the solicitation of proxies by mail, personally or by telephone or other means of communication.

EXHIBIT A

Audit Committee Charter

      The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company’s internal and external auditors. The members of the Audit Committee shall meet the independence and experience requirements of the National Association of Securities Dealers rules as interpreted by the Board in its business judgement.

      The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

      The Audit Committee shall make regular reports to the Board.

      The Audit Committee shall:

1.	Review the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2.	Discuss the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company’s financial statements.

3.	Receive and review any analysis prepared by management and the independent auditor of significant financial reporting issues and judgements made in connection with the preparation of the Company’s financial statements.

4.	Review any report or communication from the independent auditors regarding the independent auditors’ review of the Company’s quarterly financial statements.

5.	Review major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

6.	Provide advice to the Board on the selection, the performance and the replacement, if appropriate, of the independent auditor, who shall be ultimately accountable to the Audit Committee and the Board.

7.	Receive periodic reports from the independent auditor regarding the auditor’s independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

8.	Review the appointment and replacement of the senior internal auditing executive.

9.	Review any reports provided to the committee by the internal auditing executive regarding operational or financial risk exposures.

10.	Meet with the independent auditor prior to the audit to review the planning of the audit.

11.	Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

12.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

13.	Review with the independent auditor problems or difficulties the auditor may have encountered, any management letter provided by the auditor and the Company’s response to that letter.

14.	Cause to be prepared the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

15.	Review with the Company’s General Counsel claims and other legal matters that may have a financial impact upon the Company of more than an amount determined by the committee and with management any examination reports received from regulators or governmental agencies.

16.	Meet at least annually with senior financial management, the senior internal auditing executive and the independent auditor in separate executive sessions.

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the company’s policies.

 -----------------------------------------------------------------------------
                                                                Please mark
  IN THEIR DISCRETION, THE NAMED PROXIES ARE                    your votes   [X]
  AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS                like this
  PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT

                                                         WITHHELD
  PROPOSAL 1. ELECTION OF DIRECTORS, COMPASS    FOR      FOR ALL
  BANCSHARES, INC.                              [ ]        [ ]

                             MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

  NOMINEES: CHARLES W. DANIEL
            CARL J. GESSLER, JR., M.D.
            D. PAUL JONES, JR.

  FOR ALL EXCEPT AS NOTED
                          -----------------------

  IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ THE INSTRUCTIONS BELOW

                                                           COMPANY NUMBER:

                                                            PROXY NUMBER:

                                                           ACCOUNT NUMBER:

  Signature                      Signature                         Date
           ----------------------         -------------------------    --------

  NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                             *FOLD AND DETACH HERE *
                     INSTRUCTIONS FOR VOTING ELECTRONICALLY
                          VIA THE INTERNET OR TELEPHONE

 - Stockholders can now vote their shares electronically via the internet or telephone.
 - Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the upper portion of this proxy card.

                      TO VOTE YOUR SHARES VIA THE INTERNET

                            Visit www.compassweb.com

 - To vote your shares via the internet, access the above website using any internet connection.  Click "VOTE YOUR PROXY" and follow the instructions provided to vote your shares.
 - Have this proxy card in hand when you access the above-listed website.
 - Enter the company number, proxy number and account number, when prompted, to create an electronic ballot.  This information is located on the upper portion of this proxy card.
 - Follow the prompts to vote your shares.

                        TO VOTE YOUR SHARES VIA TELEPHONE

                               Call 1-800-293-8533

 - To vote your shares via telephone, access the electronic voting center by dialing the above number from any touch-tone telephone.
 - Have this proxy card in hand when you call the above-listed number.
 - Enter the company number, proxy number and account number, when prompted, to create an electronic ballot.  This information is located on the upper portion of this proxy card.
 - Follow the instructions to vote your shares.

         PLEASE DO NOT RETURN THE PROXY CARD IF YOU VOTED ELECTRONICALLY

                            COMPASS BANCSHARES, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Garrett R. Hegel, Jerry W. Powell, and
     E. Lee Harris, Jr. or any one of them, proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all the shares of common stock of Compass Bancshares, Inc., held of record by the undersigned on March 9, 2001, at the annual meeting of stockholders to be held on April 16, 2001, or at any adjournment(s) or postponement(s)
     thereof.

          THIS PROXY, WHEN PROMPTLY EXECUTED AND RETURNED OR VOTED
     ELECTRONICALLY AS PROVIDED ON THE REVERSE SIDE, WILL BE VOTED IN THE MANNER
     DIRECTED HEREIN OR ELECTRONICALLY BY THE UNDERSIGNED STOCKHOLDER. IF NO
     DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

          SHOULD YOU CHOOSE TO VOTE VIA MAIL, YOU ARE ENCOURAGED TO SPECIFY YOUR
     CHOICE BY MARKING THE APPROPRIATE BOXES (SEE REVERSE SIDE), BUT YOU NEED
     NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF
     DIRECTORS' RECOMMENDATIONS.

          SHOULD YOU CHOOSE TO VOTE ELECTRONICALLY VIA THE INTERNET OR
     TELEPHONE, YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY FOLLOWING THE
     INSTRUCTIONS PROVIDED ON THE REVERSE SIDE, BUT YOU NEED NOT SPECIFY YOUR
     CHOICE IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS'
     RECOMMENDATIONS.

          THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS
     CARD OR VOTE ELECTRONICALLY VIA THE INTERNET OR TELEPHONE.

         (CONTINUED, AND TO BE MARKED, DATED AND SIGNED ON REVERSE SIDE)
--------------------------------------------------------------------------------
                             *FOLD AND DETACH HERE *

                           [COMPASS BANCSHARES LOGO]

--------------------------------------------------------------------------
                                                              Please mark
                                                              your votes    [X]
  ITEMS LEFT BLANK WILL NOT BE CONSIDERED                     like this
  INSTRUCTIONS TO THE PLAN TRUSTEE
                                                         WITHHELD
  PROPOSAL 1. ELECTION OF DIRECTORS, COMPASS    FOR      FOR ALL
  BANCSHARES, INC.                              [ ]        [ ]

                          MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

  NOMINEES: CHARLES W. DANIEL
            CARL J. GESSLER, JR., M.D.
            D. PAUL JONES, JR.

  FOR ALL EXCEPT AS NOTED
                          -------------------------

  IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ THE INSTRUCTIONS BELOW

                                                                COMPANY NUMBER:

                                                                PROXY NUMBER:

                                                                ACCOUNT NUMBER:

  Signature                     Signature                           Date
           ----------------------        --------------------------     --------

  NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

-------------------------------------------------------------------------------

                             *FOLD AND DETACH HERE *
                     INSTRUCTIONS FOR VOTING ELECTRONICALLY
                          VIA THE INTERNET OR TELEPHONE

   - Stockholders can now vote their shares electronically via the internet or telephone.
   - Your electronic vote authorizes the named proxy to vote your shares in the same manner as if you marked, signed, dated and returned the upper portion of this proxy card.

                      TO VOTE YOUR SHARES VIA THE INTERNET

                            Visit www.compassweb.com

   - To vote your shares via the internet, access the above website using any internet connection.  Click "VOTE YOUR PROXY" and follow the instructions provided to vote your shares.
   - Have this proxy card in hand when you access the above-listed website.
   - Enter the company number, proxy number and account number, when prompted, to create an electronic ballot.  This information is located on the upper portion of this proxy card.
   - Follow the prompts to vote your shares.

                        TO VOTE YOUR SHARES VIA TELEPHONE

                               Call 1-800-293-8533

   - To vote your shares via telephone, access the electronic voting center by dialing the above number from any touch-tone telephone.
   - Have this proxy card in hand when you call the above-listed number.
   - Enter the company number, proxy number and account number, when prompted, to create an electronic ballot.  This information is located on the upper portion of this proxy card.
   - Follow the instructions to vote your shares.

         PLEASE DO NOT RETURN THE PROXY CARD IF YOU VOTED ELECTRONICALLY

                            COMPASS BANCSHARES, INC.

          TO:    Compass Bank, as Plan Trustee of the Compass Bancshares, Inc.
                  Employee Stock Ownership/401(k) Plan

                  I hereby direct you, as Trustee of the Compass Bancshares,
         Inc. Employee Stock Ownership/401(k) Plan (the "Plan") to act in
         accordance with the instructions I have specified on the reverse side hereof in voting each share of Compass Bancshares, Inc. common stock
         ("Bancshares Stock") allocated to my account under the Plan at the 2001
         Annual Meeting of Stockholders of Compass Bancshares, Inc. to be held on April 16, 2001, and at any adjournment(s) or postponement(s)
         thereof. Any previous instructions to you, as Trustee of the Plan, relating to the 2001 Annual Meeting of Stockholders of Compass
         Bancshares, Inc. hereby are revoked. Under the terms of the Plan and subject to your responsibilities under ERISA, as Trustee of the Plan, you, as Trustee of the Plan, will vote Bancshares Stock allocated to the accounts of Plan participants and beneficiaries in accordance with timely instructions received from such participants and will not vote
         Bancshares Stock allocated to Plan participants if you, as Trustee of the Plan, do not receive timely instruction from such participants on or before the date designated below.

         IMPORTANT: SHOULD YOU CHOOSE TO GIVE YOUR INSTRUCTIONS VIA MAIL, YOU
         MUST INDICATE YOUR INSTRUCTIONS ON THE REVERSE SIDE OF THIS CARD AND
         SIGN, DATE AND MAIL THIS CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.
         NO POSTAGE IS REQUIRED. SHOULD YOU CHOOSE TO GIVE YOUR INSTRUCTIONS
         ELECTRONICALLY VIA THE INTERNET OR TELEPHONE, YOU MUST GIVE YOUR
         INSTRUCTIONS BY FOLLOWING THE INSTRUCTIONS FOR VOTING YOUR SHARES
         PROVIDED ON THE REVERSE SIDE. IN ORDER TO COMPLY WITH YOUR
         INSTRUCTIONS, YOUR INSTRUCTIONS MUST BE RECEIVED BY CONTINENTAL STOCK
         TRANSFER & TRUST COMPANY BEFORE 5:00 P.M. (NEW YORK, NEW YORK TIME) ON
         APRIL 13, 2001. YOUR INSTRUCTIONS WILL BE KEPT CONFIDENTIAL.

   DO NOT MAIL THESE INSTRUCTIONS TO COMPASS BANK OR COMPASS BANCSHARES, INC.
         (CONTINUED, AND TO BE MARKED, DATED AND SIGNED ON REVERSE SIDE)
--------------------------------------------------------------------------------
                             *FOLD AND DETACH HERE *

                           [COMPASS BANCSHARES LOGO]